                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
   ---------------------------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
  -----------------------------------------------------------------------------
                             (Sponsor of the Trust)


       United States                   33-40006                 22-2382028
----------------------------    -----------------------     -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


                    802 Delaware Avenue, Wilmington, Delaware       19801
                    -----------------------------------------      --------
                    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

Item 5.  Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On March 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Certificateholders' Statements with respect to the March 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 1999

                                       Chase Manhattan Credit Card Master
                                       Trust,

                                       By: Chase Manhattan Bank USA, N.A.,
                                       as Servicer



                                       By: /s/ Patricia Garvey
                                           -----------------------------
                                       Name:   Patricia Garvey
                                       Title:  Vice President

                                     INDEX TO EXHIBITS
                                     -----------------

Exhibit No.                          Description
-----------                          -----------
20.1                                 Monthly Certificateholders' Statement with
                                     respect to the March 15, 2000 distribution to Certificateholders for Series 1996-3